UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2022

SVF INVESTMENT CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39862	98-1561624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Circle Star Way San Carlos
California 94070, United States	94070
(Address of principal executive offices)	(Zip Code)
(650)
562-8100
Registrant’s telephone number, including area code
GAZELLE OPPORTUNITIES I (CAYMAN) CORP.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	SVFAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	SVFA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SVFAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
Following the filing of the quarterly report for the period ended September 30, 2021, filed with the SEC on November 9, 2021, SVF Investment Corp. (the “Company”), having performed further assessment, concluded that, effective with its financial statements for quarterly period ended September 30, 2021, it should restate its prior filed financial information as of January 12, 2021 (Post IPO Balance Sheet as defined below) to classify all Class A ordinary shares subject to possible redemption in temporary equity and to recognize the accretion from the initial book value to the redemption value and misapplication of accounting guidance related to the Company’s warrants, and forward purchase agreement, and for the period ended March 31, 2021, to classify all Class A ordinary shares subject to possible redemption in temporary equity and to recognize the accretion from the initial book value to the redemption value and misapplication of accounting guidance related to the Company’s funded working capital loan, and it should restate its prior filed financial information for the period ended June 30, 2021, to correct the recognition of the accretion from the initial book value to redemption value. In accordance with guidance on redeemable equity instruments in ASC
480-10-S99,
redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. In addition, the Company also restated the classification of the Company’s warrants (including the redeemable warrants that were included in the units issued by the Company in its initial public offering, the warrants issued to the Company’s sponsor in a private placement that closed concurrently with the Company’s initial public offering, and the forward purchase agreement entered concurrently with the Company’s initial public offering) as derivative liabilities in accordance with ASC Topic 815. The Company had previously classified its warrants, forward purchase agreement and a portion the shares of its Class A ordinary shares as permanent equity. This resulted in an adjustment to the initial carrying value of the Class A ordinary shares subject to possible redemption with the offset recorded to liabilities, additional paid-in capital (to the extent available), accumulated deficit and Class A ordinary shares. The lender of the working capital loan has the option to exchange the outstanding principal for warrants issued by the Company to purchase Class A ordinary shares of the Company. The warrants are the same form as the Private Placement Warrants issued in the initial public offering. As such, they should be recognized at fair value, with changes in fair value each period reported in earnings, beginning at the initial funding date of the working capital loan.
Therefore, on November 30, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued audited balance sheet as of January 12, 2021 (the “Post IPO Balance Sheet”) and the audit report of Marcum LLP included in the Current Report on Form
8-K
containing the Post IPO Balance Sheet, filed with the SEC on January 20, 2021 (the “Original Form
8-K”),
should be restated to classify all Class A ordinary shares subject to possible redemption in temporary equity and misapplication of accounting guidance related to the Company’s warrants, and should no longer be relied upon. As such, the Company will restate the Post IPO Balance Sheet. Considering such restatement, such financial statements, as well as the relevant portions of any communication which describes or are based on such financial statements, should no longer be relied upon.
The restatement does not have an impact on the Company’s cash position and cash held in the trust account established in connection with the IPO (the “Trust Account”).
The Audit Committee and the Company’s management have discussed the matters disclosed in this Current Report on Form
8-K
pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.
The financial statements and related financial information that was included in the Original Form
8-K
is superseded by the financial information in this Form
8-K/A,
and the financial statements and related financial information contained in the Original Form
8-K
should no longer be relied upon. On December 7, 2021, the Company filed a Current Report on Form
8-K
disclosing the Audit Committee’s conclusion that the IPO Balance Sheet should no longer be relied upon.
This First Amendment on Form
8-K/A
sets forth the Original Form
8-K
in its entirety, as amended to reflect the restatement.
The following item has been amended as a result of the restatement.
Exhibit No. 99.1, “Audited Balance Sheet as of January 12, 2021”
Refer to Note 10, Restatement of previously filed Balance Sheet of this Form
8-K/A
for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of January 12, 2021.

Item 8.01	Other Events
On January 12, 2021, SVF Investment Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 60,375,000 units (the “Units”) at an offering price of $10.00 per Unit, with each Unit consisting of one Class A ordinary share and one-fifth
of one redeemable warrant of the Company (the “Public Warrants”). The Company granted the underwriters of the IPO a
45-day
option to purchase up to an additional 7,875,000 Units at the initial public offering price to cover over-allotments, which was exercised in full.
Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated a private placement with SVF Sponsor LLC (the “Sponsor”) of 9,383,333 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant (the “Private Placement”), generating total proceeds of $14,075,000.
The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $603,750,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriter of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund franchise and income taxes payable, or upon the redemption by public holders of Class A ordinary shares in connection with certain amendments to the Company’s amended and restated memorandum of association, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Class A ordinary shares included in the Units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.
An audited balance sheet as of January 12, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form
8-K.

Item 9.01.	Financial Statements and Exhibits.
(c)     Exhibits.

99.1	Audited Balance Sheet, as of January 12, 2021

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:
March 14
, 2022

SVF INVESTMENT CORP.

By:	/s/ Navneet Govil
Name:	Navneet Govil
Title:	Chief Financial Officer